united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 3/31

Date of reporting period: 3/31/17

Item 1. Reports to Stockholders.

T W O  O A K S  D I V E R S I F I E D
G R O W T H  A N D  I N C O M E  F U N D

Annual Report

March 31, 2017

The Two Oaks Diversified Growth and Income Fund March 31, 2017.

Dear Fellow Shareholders of The Two Oaks Diversified Growth and Income Fund,

It has been over eleven years since we took over the portfolio management of the Montecito Fund on November 1, 2005. The fund we inherited started operations on April 15, 2002 and had a publishable 10-year track record a few years ago. However, the current management and investment disciplines have been in place since November 1, 2005. We are pleased that we now have a publishable 10-year track record for the fund that shows the results of our investment philosophy. On November 1, 2005 the Net Asset Value of the fund was $10.09 per share. Since November 1, 2005 there have been $4.762 in distributions and the Net Asset Value per Class A share was $13.02 as of March 31, 2017. This has resulted in a total positive return of $7.69 per share. As of the end of March the portfolio was invested 49.53% in Equities, 33.14% in Real Estate and Asset Based securities, 15.99% in Fixed Income and held 1.33% in Cash. The benchmark selected for our fund is a blend of 60% Standard and Poor’s 500 and 40% Bloomberg Barclay’s U.S. Aggregate Bond Index. From November 1, 2005 until March 31, 2017 this index showed a cumulative rate of return of 117.04% and an Average Annual Return of 7.02%. During this same time frame our fund at Net Asset Value showed a cumulative rate of return of 99.89% and an Average Annual Return of 6.25%. For the year ended March 31, 2017 our Class A shares were up 14.63%. This return consisted of appreciation of $1.50 per share and distributions of $0.1789 per share. Trailing 1 year returns can be attributed to solid returns from our equity & real estate / asset based holdings in the fund.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2017, to ensure that the net annual fund operating expenses will not exceed 1.75% for Class A, and 2.50% for Class C, subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call 888.806.8633.

MARKET THOUGHTS

In looking back through previous letters it seems as if we could repeat a great deal of what we said last year. Economic growth in the U.S. remains slow and steady, interest rates remain low, & valuations for the majority of equities appears to be in “fair value” range. However, there are a few topics we would like to dig a little deeper into.

A LOST GENERATION OF INVESTORS

Planning for financial goals is usually a long-term process. Retirement, a second home, college, weddings, etc. are goals that can be years or even decades into the future. Not too long ago, investing in the stock market was accepted as a great way to achieve your long-term goals. However, a younger generation has had a completely different experience with

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investing. To show just how different this experience has been, we wanted to check in on a hypothetical investor whose financial awareness started in the not too distant past (year 2000) and see what their investing journey has looked like.

1999: Up, Up, & Away!! - The stock market has enjoyed a decade of phenomenal returns. Returns so good that “Day Trader” is an actual career. People are euphoric. Virtually everyone has made money in the stock market with technology companies leading the way. Friends of mine have invested in several .com IPOs and seen the stock double on its first day of trading! Everyone knows the internet will transform our lives. The future looks so bright investors are willing to pay over 2 times historic valuations because growth expectations are that robust.

2000 - 2002: OUCH!! Turns out that stocks can actually go down in price too. Not only can they go down, but they can go bankrupt. Many of those .com companies turned out to be little more than a cool name and suspect business plan. Also, two significant companies – Enron & WorldCom, wiped out billions of dollars of wealth with their bankruptcy filings. Three straight down years in the market which has now lost over 40% of its value. Times have certainly changed. I no longer get stock tips from my waiter at lunch. Day Trader isn’t really a career choice anymore. People are afraid now. Life has certainly changed after 9/11.

2003 - 2006: House Hunting – The losses caused by 3 straight down years from 2000 to 2002 have now been recovered. Stocks are doing well led by financial companies who are seeing a boom in profits driven by the housing market. Much like Day Trader was a career choice in the late 1990s, House Flipper is now a career choice for today. Home prices have gone up so dramatically that many have been tapping the equity in their home like a personal piggy bank to buy all the toys they desire. Virtually anyone can get a loan. There are even loans where you don’t have to pay the full amount of interest each month! The accepted thought is you buy the house today, through any means possible, knowing that you’ll be able to refinance it next year when the home price is much higher. Stocks have done OK but nothing like the returns you’ve seen in the Real Estate market.

2007 – 2009: GET ME OUT!! Turns out home prices can go down too. Drive through most neighborhoods and the streets are covered with For Sale signs. A lot of people’s equity has vanished and those ridiculous loans are causing people to not be able to afford their house. Due to this negative equity, some are choosing to walk away as they see it unlikely their home will recoup its value any time soon. Losses in the real estate sector translated into losses at some huge financial institutions. A couple of really big firms went bankrupt and now the government has stepped in to save others. There is a severe lack of trust for Wall Street. It’s no wonder when you consider one of their supposed brightest minds in Bernie Madoff turned out to be a criminal operating the biggest private Ponzi scheme in American History!! Fear & Panic gripped the entire financial system with certain markets temporarily ceasing to operate. The stock market had one of its worst declines in history losing over half its value. Even “safe” investments don’t seem safe today. I know what the supposed experts say, but I’m now questioning if owning stocks is good for anything at all. I’d rather stop the bleeding and am going to sell everything. At least my hard-earned savings won’t go down any further sitting in cash.

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2010 – 2016: I don’t buy it – Since witnessing the dot com collapse, real estate bubble, & financial system nearly breaking, a lot of people don’t want anything to do with the stock market. The market has been up, but from what I hear it’s going to crash again any day now. I somewhat regret selling everything back in 2009. If I would’ve hung in there I would probably be back to where I started. Yet, I feel torn because there are so many issues out there. Economic growth is hard to come by which is why Central Banks around the world have cut interest rates to near zero – in some cases government bonds are actually yielding a negative interest rate!! The United States had their credit rating cut, oil prices have plunged, fast growing China is now stalling, governments are buying their own bonds in an attempt to kick start their economy, & the market has seen something called a flash crash where the Dow went down by nearly 1,000 points intraday. The list of worries is too long to ignore yet the market is now hitting all-time highs. I doubt this time will be any different. I think I’d prefer to hold onto my cash or maybe invest in something safe like a CD or government bond. At least then I know that I won’t lose anything.

This is of course an example of a hypothetical investor and not indicative of what everyone experienced. However, we can say that we talk to many people from all walks of life and the narrative expressed during these time periods was very common. Our takeaway from this is that we have an entire generation of recent investors whose experience with investing in the stock market has been below expectations. Looking back, if you had the mental strength to stay invested you received a reasonable rate of return. However, many were overcome by emotion and didn’t even receive the approximately 4.5% annualized rate of return from the S&P 500. Instead of viewing the stock market as a good way to save for long-term financial goals, they have memories of 2 major market crashes sandwiching a real estate collapse that shook the entire financial system to its core. In our opinion, worry, fear, & pessimism have plagued the market over the past 16 years and truly jaded an entire generation of investors.

HOW BAD WAS IT?

As proof of just how bad the market has been over the past 16 years we did a historical study. We calculated the trailing 16 year returns for the S&P 500 going back to the 1880’s. We then plotted the trailing 16 year returns on a bar chart to be able to visualize where we currently stand from a historical perspective.

DATA COMPILED FROM WWW.MULTPL.COM DATES INCLUDE 1/1/1871 TO 12/31/2016

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A couple of takeaways from the study:

●	The 16 year period we just experienced saw the lowest returns since 1982

●	The highest 16 year period on record ended with the dot com blow-up in 1999

●	There has been a boom / bust pattern to trailing market returns that generally coincides with each generation experiencing both

●	The fact that we are currently at a trough for trailing 16 year returns gives us confidence that the next 16 years could look very different

WHAT’S NEXT

We’ve reviewed the torturous emotions our hypothetical investor experienced. We’ve shown proof of just how lousy the past 16 years has been for investors from a historical perspective. Now, we must look forward and see what might be next. Like any successful coach will tell you, it all starts with the fundamentals.

Fundamental #1 – Earnings provide the foundation for stock prices

Historical evidence shows long-term stock market returns are highly correlated to earnings. This makes sense. If a company makes more money, the business is worth more, & the stock price should be higher. It doesn’t always happen instantaneously, but in general this simplification holds true. Even the past 16 years shows this fundamental truth:

	Earnings Per Share of the S&P 500	S&P 500 Price Index

2000	$50	1,458
2016	$109	2,239
Growth	2.2 times	1.5 times
Annualized Rate	4.7%	2.4%

SOURCE: FACTSET	1/1/2000 – 12/31/2016

Past performance is not indicative of future results. Shown performance is not meant to represent the Fund. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Earnings increased by 2.2 times & the S&P 500 increased by 1.5 times. This period of time saw the market go from overvalued to undervalued, & now to somewhere near fair value in our opinion. This was a needed period of P/E compression. (P/E compression – when the Price to Earnings ratio of an investment declines significantly over a period of time. In 1999 the P/E of the stock market was 30. Today we stand at approximately 17.) Yet, in the end, absolute value of the stock market followed earnings higher.

We believe the next 10 – 15 year time period will look vastly different for earnings. The past 16 years saw some major sector declines. We started by seeing significant losses in the technology sector, followed by significant losses in the financial sector, followed by significant losses in the energy sector. These huge sector declines coupled with general economic sluggishness led to below average earnings growth & an extremely volatile environment. Based on our calculations, the volatility of earnings for the past 16 years was the highest in market history! We feel change in earnings from the S&P 500 companies will regress to the mean resulting in a higher growth, less volatile environment. Higher earnings growth will be driven by technological advancement which is happening at an accelerating

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pace. Unlike the 1990s, technological advancement isn’t limited to just the technology sector. This time virtually every industry should see a benefit from advancements in communication, manufacturing, connectivity, automation, robotics, artificial intelligence, genetic research, & more. Innovation drives future earnings and we can’t recall a time period with more potential. This gets us excited which leads to our next fundamental.

Fundamental #2 – Investor emotion can drive significant changes in returns

Emotion is a confusing yet undeniable part of investing. Humans are not robots. Life is full of ups and downs and these emotional swings also spill into investing. At certain times, investors feel excited, optimistic, hopeful, & euphoric. Other times, investors feel nervous, afraid, worried, and outright defeated. Believe it or not, the emotional mood of investors plays a big role in the short-term pricing of the stock market. What someone is willing to pay for something depends on a number of factors – investing in stocks is no different. We’ve been through a prolonged period of time where the stock market has endured negative emotion. We believe the next 10 – 15 year time period will see this change. Amazing technology will lead to products & services that seemed like science fiction just a decade ago. As this evolution happens we believe investors will once again feel excited about the future. Because of these reasons today’s market being at all-time highs does not scare us. We know the journey the market endured to arrive at where it is today. It’s a backstory filled with negativity, crashes, & pessimism. Hardly the type of behavior witnessed at a true market top.

NEGATIVE INTEREST RATES – PROOF OF ABSOLUTE PESSIMISM

Emotion can be tricky to measure. Humans are complicated with each of us expressing ourselves in uniquely different ways. However, we feel recent actions with interest rates gives us a resounding emotional picture that doesn’t take a lot of guess work to figure out. Several months ago the world experienced something new. Interest rates on numerous government & even corporate bonds yielded less than zero. What this means is investors were willing to lock in a known loss. Why would anyone in their right mind invest money accepting a known loss?? A logical way this can be explained as a rational decision is if you believe losses in the future will be even worse than what they are today. If everyone loses 50% and I only lose 5% I’m feeling pretty good about myself.

Whether we’re talking about 15% interest rates or negative interest rates, what was rampant in both situations was a question of the solvency of our country because of money. Record high interest rates were put in place by Volker to kill inflation. Record low interest rates were put in place in as a desperate attempt to stimulate demand and kill deflation. In about a 40 year time span the pendulum has completed its move swinging from one extreme to the other. What existed at each arch’s peak was a great deal of fear and uncertainty related to the financial system.

In our opinion, the negative interest rates in the Summer of 2016 will go down as historical proof of just how pessimistic the market was. The interest rate peak of 1981 turned out to be the bottom for the stock market before it made a nearly 2 decade bull run. In our weekly investment committee meetings we recount memories of when the 10 year U.S. treasury rate touched 15%. It is difficult to hide the dumfounded look on our faces as we utter “That’s INSANE”. In about 10 – 20 years from now we believe the same reaction will happen when discussing with our next junior partner that investors actually bought bonds with negative interest rates. “That’s INSANE!!

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NEWS – FACT OR FICTION?

Recent political elections reminded us just how much “news” is put in front of us. Virtually everywhere you turn news is available. 24 hour news channels, websites, social media, magazines, e-mailed links, & more would make most believe that we are a well-informed society. However, too much of anything can be a bad thing. Today, we enjoy instant information at our fingertips. However, this instant information is often times a tangled mess of facts, misinformation, and opinions designed to elicit reactions from consumers. Take a look at some recent headlines & see how they make you feel:

Ebola: “The ISIS of Biological Agents?” – CNN 10/6/2014

How to Prepare for the Coming Stock Market Crash – FORBES 7/29/2016

Reality Check: Is US System a Disaster for Democracy? – BBC 11/15/2016

NAACP Joins Soros army plotting DC disruptions, civil disobedience, mass arrests –
DRUDGE REPORT 4/5/2016

Recently Facebook was blamed as part of the reason Donald Trump was elected President. Critics argued that if legitimate news stories were shared on the site the results could have been different. Barack Obama went so far as to call Facebook “a dust cloud of nonsense.” Facebook founder Mark Zuckerberg responded by saying it was a crazy idea to believe fake news on Facebook played any part in the election. Why has reporting the news become such a controversial topic?

We believe the answer is simple at its core yet difficult to change. Reporting the news is big business. As long as it remains a business there will always be an inherent conflict of interest between presenting facts and attracting the biggest audience possible. For whatever reason, people like drama. It is why the news usually leads with stories such as murders, car crashes, natural disasters, & death, – all bad stuff. This drama keeps us watching, listening, sharing, & coming back for more. As long as we keep coming back “News” companies have a captive audience to then show perspective advertisers just how valuable their target market is.

The financial industry news sources are no exception. However, the consequences for listening to the news can be far greater. The past decade has been filled with supposed financial gurus calling for the next great market crash and where you need to be invested to protect your wealth – not news stories, merely someone’s opinion. The consequences for listening to these stories can be detrimental to your financial health. As long term investors we believe fundamental research, identifying a company’s long term catalysts, and having an investment thesis are essential to making sound investment decisions. Remember to keep perspective. Investing in the stock market should be a rather boring, unemotional, disciplined process. Yet, there are so many out there that want to convince you otherwise. Today, it is paramount to take time to investigate fact from fiction which at this point has become a full-time job.

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THOUGHTS ON PORTFOLIO POSITIONING

This past quarter marked the 8 year anniversary of the bear market low hit on March 9, 2009. Investors who held firm to a long-term view have been well rewarded for their discipline & patience. The S&P 500 Index is up over 200% since the March 9, 2009 bottom.

To find opportunity we first analyze the marketplace. Please note, today’s observations are very similar to the observations we made at this time last year:

●	From a historical valuation perspective, the S&P 500 Index looks to be “fairly valued”. We do not believe we are near a valuation peak (1999) nor a valuation trough (2009).

●	Fixed Income markets have risen considerably from last year but continue to offer little yield with the 10 year US Treasury bond yielding 2.4% at quarter end.

●	While we would like to find more yield in the Fixed Income sector of our portfolio, we feel the principal risk associated with extending the duration is not justified by the low current yields.

●	Sacrificing credit quality to chase yield is not something we do.

●	Many Real Estate Investment Trusts (REITs) now trade at premium valuations & offer little to no additional yield when compared to several “blue-chip” companies.

Once again, we are challenged with the question of how to position the portfolio to try and take advantage of our view. We continue to believe that it is more prudent than ever to focus on a bottoms-up, fundamental based approach to the markets. Up until recently you were able to achieve success by merely having exposure to the broad markets. However, both the 4th quarter of 2015 & the 1st quarter of 2016 have reminded investors of just how volatile markets can be. We continue to believe success will be earned by focusing on long-term investment themes, unique company-specific ideas, & investing in less followed asset classes such as the following:

●	Participate in long-term investment themes we see:

o	Demographics of our country are changing – Baby Boom generation is aging and 10,000 are reaching traditional retirement age every day. Further, the Millennial generation has now surpassed the size of the Baby Boom generation. We have a new demographic force shaping the future of our economy.

o	Productivity & Connectivity is happening like never before through technological advancements

o	US remains on course to eventually become Energy Independent and has a new role as the world-wide swing producer.

o	Manufacturing is changing due to cheap energy feedstocks & advances in automation

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o	Customization is key as consumers are being empowered with more choices than ever before

o	Water & the availability of potable water are essential to our global economy

o	Real Assets will play a vital role in portfolio construction for their reliable income, upside potential, fundamental growth trends, low volatility, inflation protection, & diversification benefits

o	Global standard of living increases as emerging economies continue to develop

●	Find better values by sifting through currently out of favor companies with correctable issues, and if able to be paid to be patient, invest for the long term.

●	Find companies taking market share. Business is competition & we believe the market will be willing to pay up for businesses that are taking market share from competitors.

●	Find companies with potential catalysts. When we talk about catalysts we mean a potential event that can create some positive buzz around a company. This may include being acquired by another company, buying another company, a top-level management change, having financial opportunities such as a dividend raise or share buyback, breaking off or an outright sale of a business line that no longer fits with the company’s strategic vision, etc.

●	In Fixed Income markets find issues offering a potential hedge against a rising interest rate environment such as a floating rate coupon or conversion feature. Also, if we are going to own a “traditional coupon bond”, keep the maturity short.

●	Although several “Institutional Darlings” in the Real Estate market look overvalued, we believe there continues to be many exciting opportunities in this often over looked asset class that will offer investors the opportunity for a growing income stream from a high quality real estate portfolio.

We believe our current asset allocation & portfolio holdings reflect these points. Looking forward, we believe the greatest value & opportunities will be found by keeping the asset allocation near a maximum weighting in equities, minimum in fixed income, & neutral in real estate / asset based securities.

CONCERNS

We would be remiss if we did not address some of the major concerns that we see as well. Things don’t go on forever, and when they change, they can change in disconcerting ways rather rapidly.

●	Change in political leadership – there is certainly a great deal of optimism surrounding a different political agenda. The possibility of lower taxes & less regulation is largely seen as a positive by the markets. However, due to the checks & balances of our political process it is quite possible that change may not happen as quickly as many

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have hoped. We are closely monitoring the optimism of the future versus the fundamental valuations seen in the marketplace for possible dislocations.

●	Valuations do matter – we’ve noted in the past, we do not view the entire U.S. market as undervalued or overvalued currently. In a slow-growth economic world with extremely low interest rates what should the valuation of the market be? Only time will give us this answer. However, we are of the mind that owning high quality businesses that pay a solid income stream in the form of dividends, and also have the ability to give shareholders a raise, will continue to see demand from investors.

As a reminder to our shareholders, we remain of the mind that success in building a business is measured in years and decades and not days and quarters. When we invest in a business we truly think of ourselves as owners, not renters. While it is nice to give some color on some of our best & worst performers these results are only for a very limited amount of time. Our hope is that we can look back many years from now at several of our portfolio holdings and discuss how they were successful at creating value for our fellow shareholders.

CLOSING THOUGHTS

We continue to believe that owning high quality investment assets that pay an income that grows over time and diversifying those holdings is an excellent equation for investors to achieve financial independence. Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset categories – Equities, Fixed Income, and Real Estate and Asset Based. Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term. Thank you for your continued confidence and the opportunity to manage our fund. We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns. As always, we welcome and encourage your comments and feedback.

Blake Todd, Portfolio Manager	Jarrett Perez, CFA Portfolio Manager

Two Oaks Investment Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government- Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass- throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed Income securities are subject to risks including inflationary and interest rate changes, among others.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

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Two Oaks Diversified Growth and Income Fund (Unaudited)
Growth of $10,000
Performance Summary – For Year Ended March 31, 2017

		5 Years	10 Years
	1 Year	Annualized	Annualized
Two Oaks Diversified Growth and Income Fund Cl. A:
Without Sales Charge	14.63%	7.53%	5.18%
With Sales Charge (1)	8.06%	6.26%	4.56%
Two Oaks Diversified Growth and Income Fund Cl. C*	13.90%	N/A	N/A
S&P 500	17.17%	13.30%	7.51%
60% S&P 500/40% Bloomberg Barclays U.S. Aggregate Bond	10.26%	8.94%	6.52%

(1)	Adjusted for initial maximum sales charge of 5.75%.

*	The Two Oaks Diversified Growth and Income Fund Class C commenced operations on September 27, 2012. Annualized since inception return is 6.81%.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities. Investors cannot invest directly in an index or benchmark. Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted. The Fund’s total annual gross operating expenses, as stated in the fee table to the Portfolio’s prospectus dated July 29, 2016, are 1.76% for Class A and 2.51% for Class C. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (855) 896-6257.

Two Oaks Diversified Growth and Income Fund
Investment Performance For the Year Ended March 31, 2017 (Unaudited)

(1)	Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2017.

(2)	Commenced operations April 15, 2002.

*	Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (559) 375-7500.

Top 10 Holdings* (Unaudited)	% of Net Assets	Portfolio Composition (Unaudited)	% of Net Assets
Brookfield Infrastructure Partners LP	3.9%	Common Stock	59.9%
Intel Corp., 2.4790% Due 12/15/2035	3.5%	Real Estate Investment Trusts (REITS)	19.9%
Consolidated Water Co. Ltd.	3.4%	Corporate Bonds	16.0%
Walt Disney Co.	3.4%	Closed-End Funds	2.8%
QUALCOMM, Inc.	3.4%	Short-Term Investments	1.3%
Dollar General Corp., 3.2500%, Due 4/15/2023	3.3%	Cash And Other Assets Less Liabilities	0.1%
Bayer AG - ADR	3.2%	NET ASSETS	100.0%
Apple, Inc.	3.2%
FedEx Corp.	3.1%
Rockwell Automation, Inc.	3.0%

*	As of March 31, 2017. Top ten holdings exclude short-term investments.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS	March 31, 2017

Shares	Security	Fair Value
	COMMON STOCK - 59.9%
	APPAREL - 1.5%
20,000	Hanesbrands, Inc.	$415,200

	COMPUTERS - 5.7%
6,000	Apple, Inc.	861,960
4,000	International Business Machines Corp.	696,560
		1,558,520
	DIVERSIFIED FINANCIAL SERVICES - 4.1%
15,000	Charles Schwab Corp.	612,150
7,500	T Rowe Price Group, Inc.	511,125
		1,123,275
	ELECTRIC - 3.9%
27,750	Brookfield Infrastructure Partners LP	1,073,093

	FOOD - 4.1%
10,000	Calavo Growers, Inc.	606,000
17,000	Whole Foods Market, Inc.	505,240
		1,111,240
	HEALTHCARE - SERVICES - 2.7%
4,500	UnitedHealth Group, Inc.	738,045

	MACHINERY - DIVERSIFIED - 3.0%
5,200	Rockwell Automation, Inc.	809,692

	MEDIA - 5.8%
14,000	Viacom, Inc.	652,680
8,200	Walt Disney Co.	929,798
		1,582,478
	OIL & GAS - 8.8%
10,000	Apache Corp.	513,900
14,000	ConocoPhillips	698,180
35,000	Marathon Oil Corp.	553,000
8,000	Phillips 66	633,760
		2,398,840
	PHARMACEUTICALS - 5.6%
7,500	Bayer AG - ADR	864,900
2,700	Johnson & Johnson	336,285
10,000	Teva Pharmaceutical Industries Ltd. - ADR	320,900
		1,522,085
	REAL ESTATE - 2.0%
5,000	Jones Lang LaSalle, Inc	557,250

	RETAIL - 2.8%
6,000	McDonald’s Corp.	777,660

	SEMICONDUCTORS - 3.4%
16,000	QUALCOMM, Inc.	917,440

	TRANSPORTATION - 3.1%
4,400	FedEx Corp.	858,660

	WATER - 3.4%
80,000	Consolidated Water Co., Ltd.	932,000

	TOTAL COMMON STOCK (Cost - $13,772,324)	16,375,478

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Continued)	March 31, 2017

Shares	Security	Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 19.9%
	APARTMENTS - 1.0%
22,800	Bluerock Residential Growth REIT, Inc.	$280,668

	DIVERSIFIED - 12.5%
43,000	Armada Hoffler Properties, Inc.	597,270
6,200	Digital Realty Trust, Inc.	659,618
20,500	EPR Properties - Convertible Preferred, 5.7500%	587,940
50,000	Lexington Realty Trust	499,000
45,000	UMH Properties, Inc.	684,450
11,200	Weyerhaeuser Co.	380,576
		3,408,854
	HEALTH CARE - 2.1%
29,849	Global Medical REIT, Inc.	271,029
10,000	HCP, Inc.	312,800
		583,829
	OFFICE PROPERTY - 1.3%
30,000	City Office REIT, Inc.	364,500

	STORAGE - 0.9%
51,200	Global Self Storage, Inc.	243,712

	WAREHOUSE/INDUSTRIAL - 2.1%
40,000	Monmouth Real Estate Investment Corp.	570,800

	TOTAL REAL ESTATE INVESTMENTS TRUSTS (Cost - $4,083,883)	5,452,363

Principal Amount
	CORPORATE BONDS - 16.0%
	BANKS - 3.6%
$500,000	Barclays Bank PLC, 2.4076%, Due 4/11/2023 (b)	490,314
500,000	Goldman Sachs Group, Inc., 2.2065%, Due 5/20/2020 (b)	494,167
		984,481
	MISCELLANEOUS MANUFACTURING - 1.9%
500,000	General Electric Co., 2.0218%, Due 4/15/2023 (b)	513,043

	PHARMACEUTICALS - 1.9%
500,000	McKesson Corp., 3.7960%, Due 3/15/2024	519,711

	RETAIL - 3.3%
900,000	Dollar General Corp., 3.2500%, Due 4/15/2023	901,050

	SEMICONDUCTORS - 3.5%
700,000	Intel Corp., 3.4790%, Due 12/15/2035	954,625

	TELECOMMUNICATIONS - 1.8%
500,000	AT&T, Inc., 3.0000%, Due 6/30/2022	497,996

	TOTAL CORPORATE BONDS (Cost - $4,082,468)	4,370,906

Shares
	CLOSED-END FUNDS - 2.8%
22,000	Tortoise Energy Infrastructure Corp.	767,580
	TOTAL CLOSED-END FUNDS (Cost - $503,323)

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Continued)	March 31, 2017

Shares	Security	Fair Value
	SHORT-TERM INVESTMENTS - 1.3%
363,407	Dreyfus Institutional Preferred Government Money Market Fund Premier Shares, 0.39%(a)	$363,407
	TOTAL SHORT-TERM INVESTMENTS (Cost - $363,407)

	TOTAL INVESTMENTS - 99.9% (Cost - $22,805,405)(c)	$27,329,734
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.1%	33,441
	NET ASSETS - 100.0%	$27,363,175

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

(a)	Money market fund; interest rate reflects the seven-day effective yield on March 31, 2017.

(b)	Variable rate security; the rate shown represents the rate at March 31, 2017.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,926,001 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$5,167,079
Unrealized Depreciation:	(763,346)
Net Unrealized Appreciation	$4,403,733

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENT OF ASSETS AND LIABILITIES	March 31, 2017

Assets:
Investments in Securities at Fair Value (Identified cost $22,805,405)	$27,329,734
Receivables:
Dividends and Interest	76,919
Prepaid Expenses and Other Assets	7,318
Total Assets	27,413,971

Liabilities:
Payables:
Accrued Advisory Fees	13,761
Accrued Distribution Fees	7,242
Payable to Related Parties	18,469
Accrued Trustee Fees	609
Accrued Expenses and Other Liabilities	10,715
Total Liabilities	50,796

Net Assets	$27,363,175

Class A Shares:
Net Asset Value and Redemption Price Per Share ($0 par value, unlimited shares authorized) ($24,940,674/1,915,299 shares)	$13.02

Maximum Offering Price Per Share ($13.02/0.9425)	$13.81

Class C Shares:
Net Asset Value, Offering and Redemption Price Per Share ($0 par value, unlimited shares authorized) ($2,422,501/187,453 shares)	$12.92

Composition of Net Assets:
At March 31, 2017, Net Assets consisted of:
Paid-in-Capital	22,512,889
Accumulated Net Investment Loss	(110,238)
Accumulated Net Realized Gain From Security Transactions	436,195
Net Unrealized Appreciation on Investments and Foreign Currency Translations	4,524,329
Net Assets	$27,363,175

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund	For the Year Ended
STATEMENT OF OPERATIONS	March 31, 2017

Investment Income:
Dividend Income (net of $2,647 foreign taxes)	$581,548
Interest Income	108,079
Total Investment Income	689,627

Expenses:
Investment Advisory Fees	156,643
Distribution Fees:
Class A	60,982
Class C	22,382
Administration Fees	48,707
Transfer Agent Fees	42,277
Fund Accounting Fees	30,243
Legal Fees	23,337
Audit Fees	16,502
Registration and Filing Fees	15,002
Chief Compliance Officer Fees	14,501
Trustee Fees	12,946
Printing Expenses	13,612
Non 12b-1 Shareholder Expense	7,001
Custody Fees	4,000
Insurance Expense	2,000
Miscellaneous Expense	2,000
Total Expenses	472,135
Less: Fees Waived by Adviser	(57)
Net Expenses	472,078
Net Investment Income	217,549

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net Realized Gain From Security and Foreign Currency Transactions	776,879
Net Change in Net Unrealized Appreciation on Investments and Foreign Currency Translations	2,514,043
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	3,290,922

Net Increase in Net Assets Resulting From Operations	$3,508,471

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016

Operations:
Net Investment Income	$217,549	$414,233
Net Realized Gain (Loss) From Security and Foreign Currency Transactions	776,879	(512,158)
Net Change in Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	2,514,043	(93,727)
Net Increase (Decrease) in Net Assets Resulting From Operations	3,508,471	(191,652)

Dividends and Distributions to Shareholders From:
Net Investment Income:
Class A ($0.18 and $0.16 per share, respectively)	(340,956)	(307,070)
Class C ($0.10 and $0.08 per share, respectively)	(18,209)	(28,840)
Net Realized Gains:
Class A ($0.00 and $0.28 per share, respectively)	—	(547,317)
Class C ($0.00 and $0.28 per share, respectively)	—	(51,404)
Return of Capital:
Class A ($0.00 and $0.03 per share, respectively)	—	(66,891)
Class C ($0.00 and $0.03 per share, respectively)	—	(6,282)
Total Distributions to Shareholders	(359,165)	(1,007,804)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued (134,938 and 175,406 shares, respectively)	1,680,255	2,082,166
Reinvestment of Dividends (26,965 and 81,178 shares, respectively)	340,186	921,277
Cost of Shares Redeemed (162,302 and 319,931 shares, respectively)	(1,995,949)	(3,701,483)
Class C:
Proceeds from Shares Issued (19,100 and 68,536 shares, respectively)	236,693	802,867
Reinvestment of Dividends (1,428 and 7,683 shares, respectively)	17,799	86,527
Cost of Shares Redeemed (48,690 and 43,924 shares, respectively)	(588,994)	(497,149)
Total Capital Share Transactions	(310,010)	(305,795)

Total Increase (Decrease) in Net Assets	2,839,296	(1,505,251)

Net Assets:
Beginning of Year	24,523,879	26,029,130
End of Year*	$27,363,175	$24,523,879

* Includes accumulated net investment loss of:	$(110,238)	$(301,464)

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

	Class A

	For the Year Ended March 31,
	2017	2016	2015		2014	2013

Net Asset Value, Beginning of Year	$11.52	$12.04	$12.19		$11.88	$10.93

From Operations:
Net investment income (a)	0.11	0.20	0.19		0.20	0.27
Net gain (loss) from securities (both realized and unrealized)	1.57	(0.25)	0.34		0.78	0.91
Total from operations	1.68	(0.05)	0.53		0.98	1.18

Distributions to shareholders from
Net investment income	(0.18)	(0.16)	(0.17)		(0.12)	(0.23)
Net realized gains	—	(0.28)	(0.51)		(0.55)	—
Return of capital	—	(0.03)	—		—	—
Total distributions	(0.18)	(0.47)	(0.68)		(0.67)	(0.23)

Net Asset Value, End of Year	$13.02	$11.52	$12.04		$12.19	$11.88

Total Return (b)	14.63%	(0.31)%	4.46%		8.53%	10.98%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$24,940	$22,059	$23,837		$23,785	$21,942
Ratio of expenses to average net assets, before reimbursement (c)	1.75%	1.81%	1.74%		1.75%	1.88%
net of reimbursement (c)	1.75%	1.75%	1.75	% (d)	1.59%	1.19%
Ratio of net investment income to average net assets (c)	0.90%	1.71%	1.55%		1.65%	2.43%
Portfolio turnover rate	24%	28%	25%		43%	52%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee during 2013-2014 and 2016-2017, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class C
						For the Period
						September 27, 2012*
						to
	For the Year Ended March 31,					March 31,
	2017	2016	2015		2014	2013

Net Asset Value, Beginning of Period	$11.43	$11.96	$12.12		$11.85	$11.17

From Operations:
Net investment income (a)	0.03	0.11	0.10		0.11	0.05
Net gain (loss) from securities (both realized and unrealized)	1.56	(0.25)	0.33		0.78	0.72
Total from operations	1.59	(0.14)	0.43		0.89	0.77

Distributions to shareholders from
Net investment income	(0.10)	(0.08)	(0.08)		(0.07)	(0.09)
Net realized gains	—	(0.28)	(0.51)		(0.55)	—
Return of capital	—	(0.03)	—		—	—
Total distributions	(0.10)	(0.39)	(0.59)		(0.62)	(0.09)

Net Asset Value, End of Period	$12.92	$11.43	$11.96		$12.12	$11.85

Total Return (b)	13.90%	(1.12)%	3.66%		7.74%	7.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,423	$2,464	$2,193		$1,106	$731
Ratio of expenses to average net assets, before reimbursement (e)	2.50%	2.56%	2.49%		2.50%	2.80	% (c)
net of reimbursement (e)	2.50%	2.50%	2.50	% (f)	2.34%	1.94	% (c)
Ratio of net investment income to average net assets (e)	0.21%	0.98%	0.79%		0.93%	0.94	% (c)
Portfolio turnover rate	24%	28%	25%		43%	52	% (d)

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of its fee during 2013-2014 and 2016-2017, total returns would have been lower.

(c)	Annualized

(d)	Not annualized.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS	March 31, 2017

1.	ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002. The investment objective of the Fund is long-term growth of capital and income.

The Fund currently offers Class A and Class C shares. Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2017

represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2017 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$16,375,478	$—	$—	$16,375,478
REITS	5,452,363	—	—	5,452,363
Corporate Bonds	—	4,370,906	—	4,370,906
Closed-End Funds	767,580	—	—	767,580
Short-Term Investments	363,407	—	—	363,407
Total	$22,958,828	$4,370,906	$—	$27,329,734

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of all Levels at the end of the reporting period.

*	Please refer to the Schedule of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2017

identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) and master limited partnerships (“MLPS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT and MLP distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT and MLP distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2014 to March 31, 2016, or expected to be taken in the Fund’s March 31, 2017 year-end tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska state and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund. For the year ended March 31, 2017, the Adviser earned advisory fees of $156,643.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2017

extraordinary expenses such as litigation) at least until July 31, 2017, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets of Class A shares and 2.50% of the average daily net assets of Class C shares. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation in effect at the time of reimbursement and within three years of when the amounts were waived or reimbursed. During the year ended March 31, 2017, the Adviser waived fees of $57. Cumulative expenses subject to recapture by the Adviser amounted to $15,971, and will expire in the years indicated below:

	March 31,
2018	2019	2020
$-	$15,914	$57

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and shareholder serving plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the year ended March 31, 2017, the Fund paid distribution fees of $83,364.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended March 31, 2017, the Distributor received $58,068 in underwriting commissions for sales of shares, of which $10,493 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2017 amounted to $6,138,160 and $6,494,020, respectively.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2017	March 31, 2016
Ordinary Income	$359,165	$335,910
Long-Term Capital Gain	—	598,721
Return of Capital	—	73,173
	$359,165	$1,007,804

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2017

As of March 31, 2017, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$78,454	$368,099	$—	$—	$—	$4,403,733	$4,850,286

The difference between book basis and tax basis unrealized appreciation and undistributed ordinary income/loss is primarily attributable to tax adjustments for partnerships, C-Corporation return of capital distributions and contingent payment debt instruments.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of partnerships and section 305(c) deemed dividend distributions, resulted in reclassification for the year ended March 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$332,842	$(332,842)

6.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following.

Subsequent to March 31, 2017, The Board has approved closing the Class C shares of the Fund converting all outstanding Class C shares to Class A shares. Class A shares have lower operating expenses than Class C shares. After the close of business on May 19, 2017, the Fund converted all outstanding Class C shares into Class A shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Two Oaks Diversified Growth and Income Fund and
Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Two Oaks Diversified Growth and Income Fund (the “Fund”), a series of Northern Lights Fund Trust II, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Two Oaks Diversified Growth and Income Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2017

FACTORS CONSIDERED BY THE TRUSTEES WITH THE APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 13 and 14, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund (“Two Oaks”), and Two Oaks Investment Management, LLC (“TOIM”) (“Two Oaks Advisory Agreement”).

Based on their evaluation of the information provided by TOIM, in conjunction with Two Oaks’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Two Oaks Advisory Agreement with respect to Two Oaks.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Two Oaks Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Two Oaks Advisory Agreement, a memorandum prepared by the Independent Trustees legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Two Oaks Advisory Agreement and comparative information relating to the advisory fee and other expenses of Two Oaks. The materials also included due diligence materials relating to TOIM (including due diligence questionnaire completed by TOIM, TOIM’s Forms ADV, select financial information of TOIM, bibliographic information regarding TOIM’s key management and investment advisory personnel, and comparative fee information relating to Two Oaks) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Two Oaks Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Two Oaks Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement. In considering the renewal of the Two Oaks Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by TOIM related to the renewal of the Two Oaks Advisory Agreement, including TOIM’s ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Two Oaks, including the team of individuals that primarily monitor and execute the investment process. The Board discussed the extent of TOIM’s research capabilities, the quality of its compliance infrastructure and the experience of its Fund management personnel. Additionally, the Board received satisfactory responses from a representative of TOIM with respect to a series of important questions, including: whether TOIM was involved in any lawsuits or pending regulatory actions; whether TOIM’s management of other accounts would conflict with its management of Two Oaks; and whether TOIM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided by TOIM of its practices for monitoring compliance with Two Oaks’ investment limitations, noting that TOIM’s CCO would continually review the portfolio managers’ performance of their duties to ensure compliance under TOIM’s compliance program. The Board then reviewed the capitalization of TOIM based on representations made by TOIM and concluded that TOIM was sufficiently well-capitalized, or that its control persons had the ability to make additional contributions in order to meet its obligations to Two Oaks. The Board concluded that TOIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Two Oaks Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by TOIM to Two Oaks were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year, and since inception periods. The Board noted that Two Oaks outperformed its peer group, benchmark and Morningstar category for the one year period, outperformed its Morningstar category but underperformed its peer group and benchmark for the three year period and underperformed its peer group, benchmark and Morningstar category for the five year and since inception periods. In reviewing Two Oaks’ performance, the Board noted that the Fund’s primary benchmark is the S&P 500 Index while a blended index, 60% of which is based on the S&P 500 Index and 40% on the Barclays U.S. Aggregate Bond Index is used as a secondary benchmark. The Trustees, noted, however, that, the S&P 500 Index is a broad based equity securities index while the Fund is a blend of equities, fixed income and real estate and asset-based securities. The Board noted Mr. Todd’s statement that even an index with a fixed blend of equities and fixed income would not necessarily be truly representative as the Fund’s allocation among asset classes may vary considerably and his concerns regarding the shifting of the Fund’s Morningstar category. After considering other factors relating to TOIM’s and the portfolio managers’ track record, the Board concluded that the overall performance of Two Oaks under the management of TOIM was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by TOIM, the Board reviewed and discussed the Two Oaks’ advisory fee and total operating expenses as compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board reviewed the contractual arrangements for the Fund, which stated that TOIM had agreed to waive or limit its advisory fee and/or reimburse expenses through July 31, 2017, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.75%, and 2.50% of the Fund’s average net assets, for Class A and Class C shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on TOIM’s experience, expertise and services to Two Oaks, the advisory fee charged by TOIM is reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to TOIM with respect to Two Oaks based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by TOIM. After review and discussion, the Board concluded that, based on the services provided by TOIM and the projected growth of the Fund, anticipated profits from TOIM’s relationship with Two Oaks would not be excessive.

Economies of Scale. As to the extent to which Two Oaks will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund, TOIM’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Two Oaks Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from TOIM as the Trustees believed to be reasonably necessary to evaluate the terms of the Two Oaks Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to the Two Oaks Advisory Agreement, that (a) the terms of the Two Oaks Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Two Oaks Advisory Agreement is in the best interests of Two Oaks and its shareholders. In considering the renewal of the Two Oaks Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Two Oaks Advisory Agreement was in the best interests of Two Oaks and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement.

Two Oaks Diversified Growth and Income Fund
FUND EXPENSES (Unaudited)	March 31, 2017

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending		Expenses Paid
	Value	Account Value	Expense Ratio	During the Period*
	(10/1/16)	(3/31/17)	(Annualized)	(10/1/16-3/31/17)
Actual:
Class A	$1,000.00	$1,055.40	1.75%	$ 8.97
Class C	$1,000.00	$1,051.90	2.50%	$12.79
Hypothetical
(5% return before expenses):
Class A	$1,000.00	$1,016.21	1.75%	$ 8.80
Class C	$1,000.00	$1,012.47	2.50%	$12.54

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Two Oaks Diversified Growth and Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services.)	1	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	1	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	1	Orizon Investment Counsel (financial services company) Board Member

Two Oaks Diversified Growth and Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2017

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	1	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of March 31, 2017 the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-896-6257.

3/31/17-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

INVESTMENT ADVISOR
Two Oaks Investment Management, LLC
7110 North Fresno Street, Suite 450
Fresno, CA 93720

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

For more complete information about the Two Oaks Diversified Growth and Income Fund, including charges and expenses, please call (855) 896-6257 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Fund’s Board of Directors, please call or write to request the Fund’s Statement of Additional Information.

TWO OAKS DIVERSIFIED
GROWTH AND INCOME FUND

Annual Report
March 31, 2017

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $14,000

2016 - $13,500

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $3,000

2016 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2017 2016

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 – $3,000

2016 – $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/5/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 6/5/17